Exhibit 10.42

MENDMENT NO. 3
AMENDMENT NO. 3 to LICENSE AGREEMENT DATED August 20, 2015 between MEMORIAL SLOAN-KETTERING CANCER CENTER and Y-MABS THERAPEUTICS, INC.

i

Amendment no. 3 to license agreement

This Amendment No. 3 (“Amendment”), effective on the date of the last signature below (“Amendment Effective Date”), is made to that certain License Agreement dated August 20. 2015, as amended on March 18, 2021 and February 11, 2022 (the “License Agreement”), by and between Memorial Sloan Kettering Cancer Center (“MSK”), a New York not-for-profit corporation, having offices at 1275 York Avenue, New York, NY  10065; and Y-mAbs Therapeutics, Inc., a Delaware corporation, having offices at 230 Park Avenue, Suite 3350, New York, NY 10169 (“LICENSEE”). MSK and LICENSEE may be referred to herein singly as a “Party” and collectively as the “Parties”.

All capitalized terms not otherwise defined herein shall have the meanings assigned to them in the License Agreement.

W I T N E S S E T H

WHEREAS, MSK and LICENSEE have previously entered into the License Agreement, pursuant to which, among other things, MSK has granted licenses under certain Licensed Rights to LICENSEE;

WHEREAS, LICENSEE has decided to stop developing a pharmaceutical product comprising the antibody Omburtamab 131I-Omburtamab and 177Lu-omburtamab-DTPA);

WHEREAS, MSK desires to continue developing a pharmaceutical product based on Omburtamab and/or to license the rights to a third party; and

WHEREAS, upon the terms and conditions set forth herein, MSK and LICENSEE has agreed to return the licensed patent rights related to Omburtamab, drug substance inventory and regulatory work products in order to facilitate the continued development of the project under MSK’s control and expense.

NOW THEREFORE, in consideration of the mutual premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

ARTICLE 1 - amendments
1.1Exhibit A to the License Agreement is updated by withdrawing the patent families with the references [***] from the license.
(a)The patent [***] co-owned by the parties. The LICENSEE will assign its right to this patent family to MSK in the jurisdiction where MSK wishes to maintain the patent family its own costs. In jurisdictions that MSK does not choose to maintain, the applications are allowed to lapse.

1.2The first milestone payment expected due 2024 is reduced by 50%- from [***] to [***]; and the second milestone expected due 2025 is reduced by 50% - from [***] to [***].
1.3The reduced milestone payment mentioned in article 1.2 of this Amendment [***] from the second payment will be activated if LICENSEE choose a [***] construct that is a Licensed Product according to the License Agreement.  The reduced milestone payments for this are as follows:
Milestone Activity under License Agreement	Amended Milestone Activity	Amended Milestone Payment	Original Milestone Due Date under License Agreement	Milestone due at the earlier of completion of Milestone Activity or a date indicated below
Regulatory approval for sale of third Licensed Product in orphan indication	Regulatory approval for sale [***] that is a Licensed Product, in orphan indication	$150,000	Within ten (10) years of Effective date (8/20/2025)	4/15/2032
Regulatory approval for sale of second Licensed Product in non-orphan indication	Regulatory approval for sale [***] that is a Licensed Product	750,000	Within ten (10) years of Effective date (8/20/2025)	4/15/2032

ARTICLE 2 – Notices and other communications
2.1The address of the LICENSEE for notices and other communications pursuant to the License Agreement shall be amended to read as follows:

If to LICENSEE:

Y-mAbs Therapeutics, Inc.

If by mail:

230 Park Avenue

Suite 3350

New York, NY 10169

If by courier:

230 Park Avenue

Suite 3350

New York, NY 10169

With copies to:

[***] and copy to legalandcompliance@ymabs.com

ARTICLE 3 – MISCELLANEOUS
3.1The Parties agree that, apart from the parts specifically amended hereunder, all terms and conditions of the License Agreement remain and shall remain in full force and effect.
3.2This Amendment will be made part of the License Agreement and be governed by all of its terms, including Article 18.1 (“Choice of Law; Choice of Forum”).  If any provision of this Amendment is held unenforceable or invalid by a court or tribunal of competent jurisdiction, the enforceability and validity of the remaining provisions shall not be affected.
3.3The LICENSEE agrees to keep its Regulatory applications, designations and files relating to Omburtamab open and up to date including: Investigational New Drug (IND) Application, Orphan Drug Designation (ODD), Rare Pediatric Disease Designation (RPDD), and Biologics License Application (BLA). Further the LICENSEE will submit a letter of authorization (LoA) to the FDA, so that the MSK can cross-refer to Y-mAbs’ open INDs (i.e. only related to the chemistry, manufacturing and controls of the naked antibody, omburtamab, as well as the previous human experience of 131I-omburtamab).

The LICENSEE informs that it holds the following INDs, ODDs, RPDD, and BLAs:

Project 1 (131I/124I-omburtamab)	Project 3 (177Lu-DTPA-omburtamab)
IND 009351 BLA 761176 US ODD NB US RPDD NB EU ODD NB	IND 143502 (medulloblast) IND 145391 (LM solid tumors) US RPDD medulloblastoma EU ODD medulloblastoma

3.4MSK grants the LICENSEE a first right to in-license new data, relating to omburtamab, generated by MSK. LICENSEE will inform MSK in writing within thirty (30) days of MSK informing LICENSEE of such a licensing opportunity whether LICENSEE wants to proceed with in-licensing additional data. If LICENSEE is not interested in proceeding, MSK shall be free to proceed without further obligation to LICENSEE with regards to such new data relating to omburtamab.

3.5The LICENSEE will transfer the following MSK:
(a)Material transfers:
(i)All omburtamab drug substance inventory; and
(ii)the murine hybridoma cell line producing omburtamab
(b)any trademark protection for Omburtamab.
3.6LICENSEE will do its best under the circumstances to assist MSK in reviving the Omburtamab program.

3.7 The Parties agree that in case the LICENSEE develops a B7H3-SADA conjugate that is a Licensed Product it will be covered by the corresponding milestone, milestone payments and royalty payments as specified in the “DOTA-PRIT (Pre-Targeted Radioimmunotherapy)” agreement entered between the Parties on April 15,2020.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, each of the Parties hereto has caused this Amendment to be executed by its duly authorized representative, effective as of the date of the last signature below.

MEMORIAL SLOAN KETTERING CANCER CENTER By:_[***] Date: [***]
Y-MABS THERAPEUTICS, INC. By: [***] Date:

Y-MABS THERAPEUTICS, INC.

By: [***]

Date: [***]

[***]